                                                                    Exhibit 99.2


                                  CERTIFICATION


         In connection with the Quarterly Report of Concord Camera Corp. (the "Company") on Form 10-Q for the quarter ended September 28, 2002 (the "Report") and pursuant to 18 U.S.C. Section 1350, as adopted in Section 906 of the Sarbanes-Oxley Act of 2002, I, RICHARD M. FINKBEINER, Chief Financial Officer of the Company, certify that to the best of my knowledge:

         1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: November 12, 2002


                                /s/ Richard M. Finkbeiner
                                -----------------------------------------------
                                Richard M. Finkbeiner, Chief Financial Officer